UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

7720 North Lehigh Avenue, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2013, MFRI, Inc. ("Company") filed a proxy statement ("Proxy Statement") for its 2013 annual meeting of stockholders ("Annual Meeting"), which is to be held on June 20, 2013, at 10:00 a.m. Central Time, at The Hilton Rosemont Chicago O'Hare, 5550 North River Road, Rosemont, Illinois 60018. The Proxy Statement included a proposal to approve the MFRI 2013 Omnibus Stock Incentive Plan ("Plan").
On June 8, 2013, Institutional Shareholder Services Inc. ("ISS") published a proxy analysis and vote recommendation for the Annual Meeting. The proposal to approve the Plan received an unfavorable recommendation from ISS because the shareholder value transfer, as determined by ISS, was greater than ISS's company-specific allowable cap and the Plan permitted repricing of stock options without prior stockholder approval.
On June 14, 2013, in response to the ISS recommendation, the Board of Directors of the Company approved revisions to the Plan (i) to reduce the shareholder value transfer by limiting the total number of shares that may be issued pursuant to the Plan to 750,000 and (ii) by revising Section 3 to say that no award issued pursuant to the Plan shall be repriced.
The foregoing is a summary description of certain terms of the Plan as revised and is qualified in its entirety by reference to the full text of the revised Plan, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The Exhibit listed below is included with this Current Report on Form 8-K.

Exhibit No.    Description
10.1        MFRI 2013 Omnibus Stock Incentive Plan

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The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "continue," "remains," "intend," "aim," "towards," "should," "prospects," "could," "future," "potential," "believes," "plans," "likely," "anticipate," "position," and "probable," or the negative thereof or other variations thereon or comparable terminology, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 14, 2013	MFRI, INC. (Registrant) By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	MFRI 2013 Omnibus Stock Incentive Plan